                          PREFERRED INSTALLER AGREEMENT
                          -----------------------------

         THIS PREFERRED INSTALLER AGREEMENT (the "Agreement") is made and entered into this 16th day of March, 2005 (the "Effective Date"), by and between
HOME DIRECTOR, INC., a Delaware corporation ("HD"), and 180 DIGITAL INTERIORS,
INC., a Delaware corporation (hereinafter referred to as "180") (the parties shall collectively be referred to as the Parties").

                                   WITNESSETH:

         WHEREAS, HD designs, manufactures and sells home networking solutions that connect audio systems, video and television services, security systems and utilities, personal computers and the Internet (the "Systems"); and

         WHEREAS, the 180 has acquired substantially all of the assets of
Digital Interiors Inc., a wholly owned subsidiary of HD which installed the
Systems; and

         WHEREAS, HD desires to grant to 180 and 180 desires to secure from HD this Preferred Installer Agreement which provides 180 the first right to install the Systems designed, manufactured and sold by HD within the United States in accordance with the terms and conditions of this Agreement;

         NOW THEREFORE, in consideration of the premises, the mutual promises, covenants and agreements of the Parties contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

         1. RECITALS: All of the foregoing recitals are true and correct.

         2. APPOINTMENT OF PREFERRED INSTALLER: HD hereby constitutes, designates and appoints 180 as the preferred installer of all Systems sold by HD within the continental United Sates, subject to the terms and conditions herein, and 180 hereby accepts such appointment upon such terms and conditions as are contained herein.

         3. NOTIFICATION OF SYSTEM SALES:

         (a). Prior to entering into a contract for the sale and installation of a System (an "Installation Contract"), HD agrees to notify 180 and offer 180 the first right to be the designated installer of the System. 180 shall have three
(3) Business Days to notify HD if it wishes to perform

the installation and, if so, the price for its installation services. 180 may file with HD a notice of the geographical areas where it will always perform
System installation and may provide HD with a price list for specified installation services.

         (b). With respect to all Installation Contracts where 180 will be the
System installer, the Installation Contract shall so designate 180 and shall separately state the price of the installation services applicable to the contract.

         4. ASSIGNMENT OF INSTALLATION CONTRACTS : HD shall assign and transfer to 180 all of its right title and interest in the Installation Contracts that have been accepted by 180 and the 180 shall have the benefit of, assume responsibility for and undertake performance of the assigned Installation
Contracts. The 180 agrees to indemnify and hold HD harmless from any claims, loss or liability arising out of the 180's performance or failure to perform any such Installation Contract.

         5. PAYMENT FOR ASSIGNED INSTALLATION CONTRACTS:

         (a). With respect to each assigned Installation Contract, HD shall notify the customer of the assignment and instruct the customer to make all payments to 180.

         (b). If the assigned Installation Contract relates to a Covered Project under the Structured Wiring Agreement between Native American Water, LLC
("NATAWA") and HD, within 60 days after the end of each Quarter or, if later, within 45 days of 180's receipt of the NATAWA Quarterly Report, 180 shall deliver to NATAWA (i) either a request to substantiate some or all of the information contained in such report or (ii) a statement (a "180 Quarterly
Report") showing (1) the amounts actually received by 180 during the preceding
Quarter for installations of Wiring Products in Covered Projects, and (2)
*confidential treatment*.

         (c) HD agrees to supply to Purchaser all of the materials that may be required for Purchaser to perform under the assigned Installation Contracts at the unit prices set forth on Schedule A.

         (d) Purchaser's payment terms for materials supplied by HD will be net forty-five (45) days after delivery of the materials and receipt of the invoice therefore.

         (e). If HD is unable to timely provide the materials required to complete an Installation Contract, 180 may acquire the required materials from any other source. If 180's unit cost to acquire the required materials from an other source is greater than the unit price set forth on Schedule A, 180 shall be entitled to set off any excess against any amounts owing to HD. HD shall not be entitled to payment of any cost saving inuring to 180 if its cost for material from an alternative source is less than the unit price set forth on
Schedule A.

         6. PERFORMANCE:

         (a). HD shall diligently and faithfully use its best efforts to promote the Systems, to establish and maintain relationships with developers, builders and homeowner to enable it to generate and expand sales of the Systems and shall continuously undertake to maintain a sufficient trained sales force to enable it to maintain and expand sales of the Systems.

         (b). 180 shall diligently and faithfully use its best efforts to perform the installation services for the Systems with respect to which it is the designated installer and shall continuously undertake to maintain a sufficient trained workforce to enable it to perform the installation services.

         7. SERVICING AND SPARE PARTS:

         (a). HD's warranty for materials and components supplied by HD shall be as set forth in the "Limited Warranty" attached hereto as Schedule B.

         (b). HD shall provide 180 with a sufficient supply of all necessary spare parts for warranty service repairs to the components of each System.
Special instructions and technical instructions shall be supplied by HD at its own expense. HD shall provide any parts under warranty *confidential treatment*
180 and shall pay 180 for warranty repair services *confidential treatment*.

         8. INSTALLATION AND SERVICE RECORDS: 180 shall keep and maintain complete and accurate records of all of its System installations and service calls with respect to installed Systems.

         9. PRICE SCHEDULE ADJUSTMENTS: The unit prices and rates initially set forth on Schedule A, and as later adjusted, may be adjusted by HD upon thirty
(30) days prior written notice to 180. Notwithstanding HD's notice of an adjustment, any increase in unit prices or rates shall not be effective as to any contracts which 180 has in place, or proposals which 180 has submitted, unless 180 has the ability to pass such increases through to the customer.

         10. INDEMNIFICATION: HD shall defend, indemnify and hold 180 harmless from and against any and all claims whatsoever and howsoever arising, whether sounding in tort, contract, warranty, or otherwise, and all reasonable expenses, including without limitation reasonable attorney's fees and court costs, arising and resulting from any injury to or death of any person, or any damage to property, caused by defects in the manufacture of the Systems. HD shall further indemnify and hold 180 harmless from the actual recall or HD ordered withdrawal costs

incurred by 180 due to defects in the System, which are not attributable to 180 or any of its affiliates.

         11. INSURANCE: HD shall maintain in full force and effect products liability insurance coverage with a policy limit of Three Million Dollars
($3,000,000), consisting of at least One Million Dollars ($1,000,000) in primary coverage and the remaining Two Million Dollars ($2,000,000) in an umbrella form of excess liability coverage. All such policies shall name 180 as an additional named insured.

         HD shall carry and maintain comprehensive general public liability insurance, including contractual liability, automobile, bodily injury and property damage, and workmen's compensation insurance. All such policies shall name 180 as an additional named insured. Upon 180's request, HD shall deliver to
180 certificates of such insurance which stipulate that no less than ten (10)
days notice will be given to 180 prior to termination or reduction of the limits of coverage.

         12. COLLATERAL ASSIGNMENT: To secure its performance as set forth in
Section 6.(a)., above, and to secure the performance of HD and its subsidiary,
Digital Interiors Inc. ("DI") under an Asset Purchase Agreement by and among
180, DI and HD dated March 16, 2005, as amended, HD shall, contemporaneous with the execution and delivery of the Structured Wiring Agreement between Native
American Water, LLC ("NATAWA") and HD, execute and deliver to 180 a collateral assignment of the Structured Wiring Agreement between Native American Water, LLC
("NATAWA") and HD, in the form attached hereto as Exhibit C.

         13. COST OF ENFORCEMENT: In the event that either Party initiates an action to enforce this Agreement, the prevailing Party in such action or proceeding shall be entitled to reimbursement of its costs and expenses, including reasonable attorney's fees (including at the appellate level), whether incurred in preparation for, or in contemplation of the filing of such action or thereafter. All such expenses shall bear interest at the highest rate allowable under the laws of the State of Florida from the date the prevailing Party pays such expenses until repayment.

         14. RELATIONSHIP BETWEEN THE PARTIES:

         (a). Nothing in this Agreement shall be construed to create an agency or master and servant relationship between HD and 180. Accordingly, neither party shall be liable for any debts, accounts, obligations or other liabilities or torts of the other party, or its agent or employees, except as this Agreement may otherwise expressly provide.

         (b). Nothing in this Agreement shall prevent 180 from soliciting
Installation Contract customers, homeowners or others for the sale and installation of any product that is not provided by HD as part of its Systems.

         15. TERM: This Agreement shall remain in full force and effect for an initial term of ten (10) years from the Effective Date and shall automatically renew and continue in effect for successive three (3) year terms unless either
Party notifies the other in writing of its intention not to renew the term of this Agreement, which notification shall be given not less than ninety (90) days prior to the end of the then current term.

         16. NOTICES: All notices or other communications required or permitted under this Agreement shall be in writing and shall be given by (i) certified mail, (ii) recognized commercial overnight courier, (iii) facsimile transmission with a confirming copy by certified mail or recognized commercial overnight courier, or (iv) e-mail with a confirming copy by certified mail or recognized commercial overnight courier, all addressed as follows.

    If to 180:

         180 Digital Interiors, Inc.
         6365 NW 6 Way, Suite 200
         Ft. Lauderdale, FL 33309
         Attention: Robert R. Newell, CBDO
         Facsimile: 954.489.9745
         E-Mail: RNewell@180connect.net

    with a copy to

         Rhoads & Sinon LLP
         One S. Market Square
         P.O. Box 1146
         Harrisburg, Pennsylvania  17108
         Attention: John P. Manbeck, Esq.
         Facsimile: 717.231.6694
         E-Mail: JManbeck@rhoads-sinon.com

or to such other Person or at such other place as the 180 shall furnish to the
DI and HD in writing, and

    If to HD to:

         Home Director, Inc.
         2525 Collier Canyon Road
         Livermore, CA 94551
         Attn: Michael D. Liddle, President & CEO

         Facsimile: 925.243.1745
         E-mail: mliddle@homedirector.com

    with a copy to

         ______________________
         ______________________
         ______________________
         ______________________
         Attn:  _______________
         Facsimile: ___.___.____
         E-Mail: _______@________.___

         Any notice delivered by certified mail shall be effective on the third
Business Day after deposited in the United States mail. Any notice delivered by recognized commercial overnight courier shall be effective on the next Business
Day after delivery to the recognized commercial overnight courier. Any notice delivered by facsimile transmission or e-mail shall be effective on the day of transmission, if transmitted prior to 3:00 p.m. prevailing Eastern time.

         17. CONSTRUCTION: This Agreement shall be construed in accordance with the laws of the State of Florida. Any controversy involving the construction of this Agreement shall be decided neutrally according to its terms and without regard to events of authorship or negotiation. Venue for any disputes arising hereunder shall be in a court of competent jurisdiction located in Broward
County, Florida.

         18. HEADINGS: The paragraph and section headings throughout this
Agreement are for reference purposes only, and the words contained therein shall not be deemed to explain or aid in the interpretation, construction, or meaning of the provisions of this Agreement.

         19. ENTIRE AGREEMENT: This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements between them with respect to the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein or therein. Any amendments to this Agreement shall be in writing, signed by the parties hereto.

         20. BINDING EFFECT: This Agreement shall be binding upon and shall inure to the benefit of the Parties, and their successors and assigns.

         21. ASSIGNMENT: HD may not assign, by operation of law or otherwise, its rights and obligations granted under this Agreement, without 180's prior written consent. 180 may not assign, by operation of law or otherwise, its rights and obligations granted under this Agreement without HD's written consent; provided, however, that 180 may assign all or any portion of its rights and obligations granted under this Agreement, without HD's prior approval, to any of 180's affiliates or related companies.

         22. WAIVER: The waiver of any requirement in this Agreement by either
Party shall not be construed as a waiver of the same requirement at a subsequent time or as a waiver of any other requirement herein contained.

         23. INVALID PROVISION: The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

    IN WITNESS WHEREOF this Agreement has been executed by the parties effective the date first above written.

                                                   180 DIGITAL INTERIORS, INC.

                                                   By: /s/ Robert R. Newell
                                                       -----------------------
                                                   Name:  Robert R. Newell
                                                   Title: Chief Business
                                                          Development Officer

                                                   HOME DIRECTOR, INC.

                                                   By: /s/ Michael Liddle
                                                       -----------------------
                                                   Name:  Michael Liddle
                                                   Title: President & Chief
                                                          Executive Officer

                                   SCHEDULE A
                                   ----------

[HOME DIRECTOR LOGO OMITTED]
      HOME DIRECTOR (TM)
----------------------------
THE POWER BEHIND INTELLIGNET

------------------------------------------------------------------------------------------------------------------------------------
                 PREFERENCE
PART NUMBER        NUMBER                           NAME                                         COMMENTS                 PRICE
------------------------------------------------------------------------------------------------------------------------------------

NCCR01            10K3062       34" Rough-In Enclosure                                                      *confidential treatment*
------------------------------------------------------------------------------------------------------------------------------------
NCCR08            2HM00710      20" Contractor Rough-in Enclosure
------------------------------------------------------------------------------------------------------------------------------------
NCCR09            2HM00711      20" Contractor Metal Cover
------------------------------------------------------------------------------------------------------------------------------------
NCCR05            2HM00601      34" Cover Assembly (Current version)
------------------------------------------------------------------------------------------------------------------------------------
NCCR04            2HM00608      34" Cover Assembly w/Clear Cover (Current version)
------------------------------------------------------------------------------------------------------------------------------------
NCCSP01           10K2500       Starter Pack 01 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCSP02           10K3093       Super Starter 02 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCSP06E          2HK03016      Starter Pack 06E Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCSP08E          2HK03018      Starter Pack 08E Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCBL02E          2HK03003      Basic 02E Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCBL04E          2HK03004      Basic 04E Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCPL00           10K3060       Personal 00 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCPL01E          2HK03015      Personal 01 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCPL02           10K2218       Personal 02 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCSL01           10K2312       Signature 01 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCSL02           10K2266       Signature 02 Trim Kit
------------------------------------------------------------------------------------------------------------------------------------
NCCMDU4           2HK03017      MNCC Bundle. Enclosure,Cover,1X4 video,4X8 telecom
------------------------------------------------------------------------------------------------------------------------------------
NCCMDU8           2HK03021      MNCC Bundle. Enclosure,Cover,1X8 video,4X8 telecom
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE OPTIONS & ACCESSORIES
------------------------------------------------------------------------------------------------------------------------------------
                 PREFERENCE
PART NUMBER        NUMBER                           NAME
------------------------------------------------------------------------------------------------------------------------------------

NCCT01            10K2250       CallPoint 2000 Telecom Expansion Module                       long leadtime *confidential treatment*
------------------------------------------------------------------------------------------------------------------------------------
NCCT02            2HT00300      CallPoint 2100 Base Telecom Module                            long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT03            10K2255       Telecom Surge Protector
------------------------------------------------------------------------------------------------------------------------------------
NCCT04            10K2197       CallPoint 2200 4x8 Telecom Unit                               long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT05            2HT00401      CallPoint 3500 DSL-Ready Telecom Module                       long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT06            2HT00301      CallPoint 2050 Telecom Expansion Module                       long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT07            10K2201       CallPoint 2150 Base Telecom Module                            long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT08            2HT00302      CallPoint 2250 4x8 Telecom Unit                               long leadtime
------------------------------------------------------------------------------------------------------------------------------------
NCCT10            2HT00303      CallPoint 5500 PBX Telecom Unit                               long leadtime
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AUDIO OPTIONS & ACCESSORIES
------------------------------------------------------------------------------------------------------------------------------------
                 PREFERENCE
PART NUMBER        NUMBER                           NAME
------------------------------------------------------------------------------------------------------------------------------------

NCCA05            2HA00131      AudioZone Music Distribution Hub assembly with Power Supply   currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA06            2HA00132      AudioZone Music Distribution Volume Control (non-IR) Module   currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA08            2HA00134      AudioZone Music Distribution Local Input Module               currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA09            2HA00135      AudioZone Ceiling Mount Speakers                              currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA13            2HA00139      AudioZone Interface Module                                    currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA14            2HA00140      AudioZone Starter Pack tray mount with Speakers               currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA15            2HA00141      AudioZone Starter Pack side mount with Speakers               currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA17            2HA00142      AudioZone Starter Pack tray mount-Hub,Module,Volume control   currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------
NCCA18            2HA00143      AudioZone Starter Pack side mount-Hub,Module,Volume control   currently not available (new models to
                                                                                              be introduced)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POWER OPTIONS & ACCESSORIES
------------------------------------------------------------------------------------------------------------------------------------
                 PREFERENCE
PART NUMBER        NUMBER                           NAME
------------------------------------------------------------------------------------------------------------------------------------

NCCP01            10K2328       AC Surge Protector                                                          *confidential treatment*
------------------------------------------------------------------------------------------------------------------------------------
NCCP03            2HP00102      Retrofit Power Option (w/power cord)
------------------------------------------------------------------------------------------------------------------------------------
NCCP04            2HP00101      Retrofit Power Option (w/o power cord)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INSTALLATION ACCESSORIES
------------------------------------------------------------------------------------------------------------------------------------
                 PREFERENCE
PART NUMBER        NUMBER                           NAME
------------------------------------------------------------------------------------------------------------------------------------

NCCM11            10K3026       Universal Mounting Shelf                                                    *confidential treatment*
------------------------------------------------------------------------------------------------------------------------------------

HD Installer Pricing Sched A - Filing

                           Home Director Confidential                Page 1 of 1

                                   SCHEDULE B
                                   ----------

                                LIMITED WARRANTY

Home Director, Inc. ("Home Director") warrants that this Product (including any accessories) is free from defects in materials and workmanship for a period of one (1) year commencing on the Product's Date of Installation. The date on your sales receipt is the Date of Installation, unless Home Director informs you otherwise in writing.

Products for the purpose of receiving incoming video and telephone service and distributing to multiple points of use are warranted for life. If products of this type cease to function for reasons other than those listed within "Extent of Warranty" Home Director will provide a replacement. Installation and the cost of anything other than the product is not covered by this warranty.

If the Product does not function as warranted during the warranty period, Home
Director will repair or replace the defective Product with one that is as least functionally equivalent. Any replacement provided may not be new, but it will be in good working order.

The warranties provided in this Limited Warranty apply only to a Product you purchase for your use, and not for resale. Unless Home Director specifies otherwise, these warranties apply only in the country where you acquired the
Product. Nothing in this Limited Warranty affects the statutory rights of consumers that cannot be waived or limited by contracts. If you have any questions, contact Home Director or the reseller from whom you bought the
Product.

EXTENT OF WARRANTY

This warranty does not cover the repair or exchange of the Product damaged as a result of misuse, accident, modification, unsuitable physical or operating environment, improper installation or maintenance, or failure caused by a product for which Home Director is not responsible. This warranty is voided by removal or alteration of the Product or its identification labels.

THESE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES
OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THESE
WARRANTIES GIVE YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS
THAT VARY FROM JURISDICTION TO JURISDICTION. SOME JURISDICTIONS DO NOT ALLOW FOR
THE EXCLUSION OR LIMITATION OF EXPRESS OR IMPLIED WARRANTIES, SO THE ABOVE
EXCLUSION OR LIMITATION MAY NOT APPLY TO YOU. IN THAT EVENT, SUCH WARRANTIES ARE
LIMITED IN DURATION TO THE WARRANTY PERIOD. NO WARRANTIES APPLY AFTER THAT
PERIOD.

ITEMS NOT COVERED BY WARRANTY

Home Director does not warrant uninterrupted or error-free operation of the
Product. Unless specified otherwise, Home Director provides non-Home Director products WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. All
technical or other support provided for the Product under warranty, such as telephone assistance with "how-to" questions and those regarding Product installation and set-up, is provided WITHOUT WARRANTIES OF ANY KIND, EITHER
EXPRESS OR IMPLIED. Installation services provided by your reseller including wiring and installation of other products not provided by Home Director are not covered by this warranty. "Acts of God" resulting in damages to the Product, for bodily injury (including death), damage to real property, or damage to tangible personal property, are not covered by this Limited Warranty.

WARRANTY SERVICE

To obtain warranty service, contact the reseller from whom you bought the
Product. You may be required to present proof of purchase. Your reseller may charge a fee for labor associated with performance of warranty services. If your reseller is not available to provide warranty services, contact Home Director at
1-800-426-7144.

When warranty service involves the exchange of the Product, the item being replaced becomes the property of Home Director and the replacement item becomes your property. You represent that all removed items are genuine and unaltered.
The replacement item assumes the warranty service status of the replaced item.

Before Home Director exchanges the Product, you agree to remove all parts, options, alterations, and attachments not under warranty service.

You also agree to:

     1    ensure that the Product is free of any legal obligations or restrictions that prevent its exchange;
     2    obtain authorization from the owner to have Home Director or your reseller service any Product that you do not own; and
     3    where applicable, and before service is provided:
          a    follow the problem determination and service request procedures that Home Director or your reseller provides,
          b    provide Home Director or your reseller with sufficient, free, and safe access to your facilities to permit them to fulfill their obligations, and
          c    inform Home Director or your reseller of changes in the Product's location.
Home Director is responsible for loss of and damage to your Product while it is in Home Director's possession, or in transit in those instances where Home
Director is responsible for the transportation charges.

PRODUCTION STATUS

Products are manufactured from new parts, or new and used parts. In some cases, the Product may not be new and may have been previously installed. Regardless of a Product's production status, these warranty terms apply.

LIMITATION OF LIABILITY

Circumstances may arise where, because of a default on Home Director's part or other liability, you are entitled to recover damages from Home Director. In each such instance, regardless of the basis on which you are entitled to claim damages from Home Director (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), Home Director is liable only for:

     1    damages for bodily injury (including death) and damage to real property and tangible personal property (except as noted herein), and
     2    the amount of any actual direct damages or loss, up to US $100,000.
This limit also applies to Home Director's suppliers and your reseller and is the maximum for which Home Director, its suppliers, and your reseller are collectively responsible.

UNDER NO CIRCUMSTANCES IS HOME DIRECTOR LIABLE FOR THIRD-PARTY CLAIMS AGAINST
YOU FOR DAMAGES (OTHER THAN THOSE UNDER THE FIRST ITEM LISTED ABOVE), LOSS OF,
OR DAMAGE TO, YOUR RECORDS OR DATA, OR SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES
OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS),
EVEN IF HOME DIRECTOR, ITS SUPPLIERS, OR YOUR RESELLER IS INFORMED OF THEIR
POSSIBILITY. SOME JURISDICTIONS DO NOT ALLOW FOR THE EXCLUSION OR LIMITATION OF
INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY
NOT APPLY TO YOU.

Home Director, Inc.
2525 Collier Canyon Rd
Livermore, CA  94551
(C)2003, Home Director, Inc. All rights reserved. Printed in the U.S.A.
10K2402_a30909

                                                    [HOME DIRECTOR LOGO OMITTED]
                                                         HOME DIRECTOR (TM)
                                                    ----------------------------
                                                    THE POWER BEHIND INTELLIGNET

                                    EXHIBIT C
                                    ---------

                        COLLATERAL ASSIGNMENT OF CONTRACT
                        ---------------------------------

         THIS COLLATERAL ASSIGNMENT OF CONTRACT (the "Assignment") is made and entered into this _____ day of _____________________, 2005, by and between HOME
DIRECTOR, INC., a California corporation (the "Assignor") and 180 DIGITAL
INTERIORS, INC., a Delaware corporation (the "Assignee").

                                    RECITALS

         WHEREAS, on or about March 17, 2005, Assignee, pursuant to that certain
Asset Purchase Agreement dated on or about March 16, 2005 (as amended, the
"Purchase Agreement") acquired substantially all of the assets of Digital
Interiors, Inc. ("DI") (a wholly owned subsidiary of the Assignor;

         WHEREAS, in connection with that transaction, Assignor and Assignee have entered into that certain Preferred Installer Agreement dated on or about
March 16, 2005 (the "Installer Agreement") pursuant to which Assignor has granted to Assignee the first right to install certain Systems (as defined in the Installer Agreement) manufactured and sold by the Assignor within the United
States, all on the terms and conditions of the Installer Agreement; and

         WHEREAS, as security for Assignor's performance under the Installer
Agreement, Assignor desires to collaterally assign to Assignee all of Assignor's right, title and interest in and to the Assigned Contract (as further defined herein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. INCORPORATION OF RECITALS. The foregoing recitals are incorporated herein by reference and made a part hereof.

         2. CAPITALIZED TERMS. Capitalized terms used by not defined herein shall have the meaning assigned to them in the Installer Agreement.

         3. ASSIGNMENT OF CONTRACT. Assignor hereby absolutely, unconditionally and irrevocably assigns to Assignee, as collateral security for Assignor's performance under the Installer Agreement, all of Assignor's right, title and interest in and to that certain contract dated as of ___________________ by and between Assignor and __________________ (the "Assigned Contract").

         4. CREATION OF SECURITY INTEREST. This Assignment hereby creates a security interest in all right, title and interest of Assignor in the Assigned
Contract as described above, and all cash and non-cash proceeds, proceeds of proceeds, substitutes, replacements or other rights or payments described therein. Assignor hereby represents to Assignee that the Assigned Contract is not now in default, is assignable and that, to the extent it is required, each contract party has consented to this Assignment.

         5. CONTINUING ASSIGNMENT. This Assignment shall be a continuing assignment and shall be effective for any and all renewals in whole or in part of the Assigned Contract.

         6. NO RELEASE. This Assignment shall not release Assignor from any obligation imposed upon Assignor under the Assigned Contract and Assignor shall remain bound for the performance of all of the terms, conditions and provisions thereof to be kept and performed as if this Assignment had not been made.

         7. DEFAULT. Immediately upon (a) a default by Assignor under the
Installer Agreement or (b) a default by either Assignor or DI under the Purchase
Agreement or any amendments thereto or (c) a filing by or against Assignor for protection from creditors, all right, title, interest and benefit of the
Assigned Contract shall immediately become vested in Assignee. Assignee shall then have any and all rights that Assignor had under the Assigned

                                   EXHIBIT C

Contract, including, without limitation, the right to collect all payments due under the Assigned Contract and the right to enforce any and all other provisions of the Assigned Contract.

         8. NO FURTHER ASSIGNMENT; RECORDATION. The Assignor shall not make any further assignment of the Assigned Contract while this Assignment is in effect.
This Assignment, a memorandum thereof, or a financing statement evidencing this
Assignment may be recorded at any time and from time to time.

         9. FURTHER ASSURANCES. The Assignor shall execute any further or additional documents considered necessarily, appropriate, or proper by the
Assignee so as to effectuate the purposes and intent of this Assignment.

         10. BINDING NATURE. This Assignment shall inure to the benefit of the
Assignee and the Assignee's successors and assigns, and shall be binding upon the Assignor and the Assignor's successors and assigns.

         11. AMENDMENT. The terms and conditions of this Assignment may be modified, altered, waived or amended only by a writing executed by all parties hereto.

         12. NOTICES. Any notice required or permitted by or in connection with this Assignment (but without implying any obligation to give a notice or obtain a consent) shall be in writing and shall be made to the addresses of the parties set forth in the Installer Agreement.

         13. TENSE; GENDER; SECTION HEADINGS. As used herein, the singular shall include the plural and the plural shall include the singular. A reference to any gender shall mean and include any other gender. The section headings are for convenience only and are not part of this Assignment.

         14. CHOICE OF LAW. This Assignment shall be governed by the laws of the
State of Florida, without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the day and year first above written.

                            HOME DIRECTOR, INC.

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------

                            180 DIGITAL INTERIORS, INC.

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------

                                   EXHIBIT C